April 21, 2011

Dreyfus Lifetime Portfolios, Inc.

- Growth and Income Portfolio

Supplement to Prospectus

dated February 1, 2011

The following information supersedes and replaces any contrary information contained in the sections of the fund’s prospectus entitled “Fund Summary - Portfolio Management” and “Fund Details - Management”:

Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation.  The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, Ronald Gala, CFA, Langton Garvin, CFA, and Patrick Slattery, CFA, each of whom serves as portfolio manager of the fund.  The team has managed the fund since April 2011.  Ms. Reed has been a primary portfolio manager of the fund since September 2003.  Ms. Reed is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1994.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since January 1993.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997.  Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.  Mr. Garvin is a director at Mellon Capital, and has been employed by other current or predecessor BNY Mellon entities since 2004.  Mr. Slattery is a vice president and a portfolio manager at Mellon Capital, and has been employed by other current or predecessor BNY Mellon entities since 2005.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.

April 21, 2011

Dreyfus Lifetime Portfolios, Inc.

- Growth and Income Portfolio

Supplement to Statement of Additional Information

dated February 1, 2011

The following information supersedes and replaces any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “Management Arrangements – Portfolio Management” and “Management Arrangements – Additional Information About the Portfolio Managers”:

Portfolio Management.  Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, Ronald Gala, CFA, Langton Garvin, CFA, and Patrick Slattery, CFA, serve as the Fund’s primary portfolio managers and are employees of Mellon Capital Management Corporation (“Mellon Capital”).  The Fund’s other portfolio managers are Dawn Guffey and Nancy Rogers, who are employees of BNY Mellon Cash Investment Strategies, a division of The Dreyfus Corporation and an affiliate of Mellon Capital.

Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio managers and assets under management in those accounts as of March 31, 2011:

Portfolio Manager	Registered Investment Company Accounts*	Assets Managed	Pooled Accounts**	Assets Managed	Other Accounts***	Assets Managed
C. Wesley Boggs	14	$6.5B	13	$1.1B	73	$7.3B
Warren Chiang	14	$6.5B	13	$1.1B	73	$7.3B
Ronald Gala	14	$6.5B	13	$1.1B	73	$7.3B
Langton Garvin	14	$6.5B	13	$1.1B	73	$7.3B
Jocelin A. Reed	14	$6.5B	13	$1.1B	73	$7.3B
Patrick Slattery	14	$6.5B	13	$1.1B	73	$7.3B

_________________________

*One of the registered investment accounts managed (approximately $4.5 billion in aggregate assets) is subject to a performance-based advisory fee.

**One of the pooled accounts managed (approximately $33 million in aggregate assets) is subject to a performance-based advisory fee.

***Thirteen of the other accounts managed (approximately $1.8 billion in aggregate assets) are subject to performance-based advisory fees.

The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of March 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
C. Wesley Boggs	None
Warren Chiang	None
Ronald Gala	None
Langton Garvin	None
Jocelin A. Reed	None
Patrick Slattery	None